UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 17, 2012

Popular, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Puerto Rico	001-34084	66-0667416
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

209 Munoz Rivera Ave., Popular Center Building , Hato Rey , Puerto Rico		00918
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	787-765-9800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Compensatory Arrangements for Named Executive Officers

On February 17, 2012, the Compensation Committee (the “Committee”) of the Board granted restricted stock to its named executive officers (“NEOs”) in connection with 2011 performance. The actions taken were consistent with the requirements of the Interim Final Rule on TARP Standards for Compensation and Corporate Governance issued by the U.S. Department of the Treasury in June 2009 (the “TARP Interim Final Rule”). The TARP Interim Final Rule imposes certain restrictions on compensation paid by the Corporation to its “senior executive officers” and certain other employees as a participant in the TARP Capital Purchase Program (“CPP”).

In light of the CPP-related restrictions, the Corporation’s incentive program for NEOs is solely in the form of restricted stock, thereby aligning executive performance with the Corporation’s long-term profitability and the optimal use of shareholder capital. Consistent with the requirements of the CPP, the shares will vest (i.e., no longer be subject to forfeiture) on the second anniversary of the grant date and will be transferable in 25% increments as the Corporation repays each 25% portion of the aggregate financial assistance received under TARP, or on its totality upon completion of repayment of the TARP funds. However, in addition to the above CPP requirements, in order to be transferable the Corporation must also have achieved profitability for at least one fiscal year. The Committee added profitability as a condition for transferability in order to enhance the alignment of the Corporation’s executive compensation with shareholder interests. The awards are subject to clawback if they are found to have been based on materially inaccurate financial statements or performance criteria.

The Corporation’s NEOs were each awarded equity equivalent to 50% of prior-year base pay (i.e., less than the maximum permissible amount of one-third of annual compensation under the TARP Interim Final Rule) in light of the reduced total incentive opportunity under CPP restrictions and in recognition of the Corporation’s financial performance and each NEOs specific contributions during 2011.

The following are the restricted stock grants to NEOs:

Number of Shares of
Restricted Stock
NEO	Awarded
Richard L. Carrión
Chairman, President and Chief Executive Officer	391,756
Jorge A. Junquera
Senior Executive Vice President and Chief Financial Officer	184,375
Carlos J. Vázquez
Executive Vice President and President of Banco Popular North America	181,607
Ignacio Alvarez
Executive Vice President and Chief Legal Officer	169,494
Eli Sepúlveda
Executive Vice President	114,048

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Popular, Inc.

February 23, 2012	By:	/s/ Ileana Gonzalez

Name: Ileana Gonzalez
Title: Senior Vice President and Corporate Comptroller